Exhibit 99.1

PLEDGE AGREEMENT

PLEDGE AGREEMENT dated as of July 26, 2007 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Pledge Agreement”) between (i) Cantor Fitzgerald, L.P. and (“Cantor” or the “Pledgor”) and (ii) eSpeed, Inc. (“eSpeed”).

Introductory Statement

Pursuant to the approval of the Audit Committee of eSpeed, eSpeed has agreed to lend to Cantor from time to time the amount of up to USD$100,000,000 on a secured basis. eSpeed and Cantor have agreed to enter into this Pledge Agreement as security against and payment of such sums as shall be advanced and outstanding from time to time pursuant to any such loans (the “Promissory Notes”).

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Promissory Notes.

The Pledgor owns beneficially certain shares of Class A and Class B Common Stock of eSpeed (the “eSpeed Stock”).

In order to induce eSpeed to make the loans evidenced by the Promissory Notes outstanding from time to time, the Pledgor is pledging to eSpeed such number of shares of eSpeed Stock as shall be equal to 125% of the principal amount of the Promissory Notes (the “Loan Amount”) as shall be outstanding on any given date (the “Security Amount”) as determined on a daily basis based on the market value of the eSpeed stock based on the closing price of the eSpeed Stock on Nasdaq on the day prior to the determination date.

Accordingly, the parties hereto agree as follows:

1.	Pledge.

(a) As security for payment in full of the obligations under the Promissory Notes, the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto eSpeed and grants a security interest in (i) such number of shares of eSpeed Stock as is equal to the Security Amount and (ii) all proceeds of such eSpeed Stock and all other securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the such eSpeed Stock or additional securities. In the event that the market value of the Security Amount shall be less than the Loan Amount on a given date, then eSpeed may require Pledgor to deliver to eSpeed from time to time additional shares of eSpeed Stock, along with an executed stock power, such that the market value of the shares of eSpeed Stock pledged hereunder shall be equal to the Loan Amount. In the event that the market value of the Security Amount shall be greater than the Loan Amount on a given date, then Pledgor may require eSpeed to return to Pledgor from time to time such number of shares of eSpeed Stock, along with any executed stock power, such that the market value of the shares of eSpeed Stock held by eSpeed pursuant to this Pledge Agreement shall be equal to the Loan Amount. All items referred to in clauses (i) and (ii) of this Section 1 are hereinafter referred to collectively as the “Pledged Securities.”

(b) The Pledgor shall deliver to eSpeed the certificates representing the Pledged Securities, if any, accompanied by undated instruments of transfer executed in blank and by such other instruments or documents as eSpeed or its counsel shall reasonably request. Pledgor shall take all actions requested by eSpeed to insure that eSpeed has a perfected security interest in the Pledged Securities, including, without limitation, entering into a Securities Account Control Agreement with respect to such Pledged Securities. For the avoidance of doubt, the number of shares of eSpeed Stock pledged hereunder shall at all times be equal to the Loan Amount, regardless of whether certificates representing shares of eSpeed Stock having a value in excess of such Loan Amount have been delivered to eSpeed pursuant to this Pledge Agreement.

2. Registration in Pledgor Name; Denominations. Until the occurrence, continuation and declaration of an event of default by eSpeed, the certificates representing the Pledged Securities, shall be registered in the name of Pledgor or its affiliates (other than eSpeed). Upon the occurrence and during the continuation of an event of default, following notice thereof, eSpeed shall have the right to exchange such certificates for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

3. Representations and Warranties. The Pledgor hereby represents and warrants as follows:

(i) It has the power and authority to (a) execute, deliver and perform its obligations under this Pledge Agreement and any other documents contemplated hereby to which it is or will be a party; and (b) grant to eSpeed a security interest in the Pledged Securities as contemplated hereby.

(ii) The execution, delivery and performance by it of this Pledge Agreement and any other documents contemplated hereby to which it is a party and the grant to eSpeed of the security interest in the Pledged Securities as contemplated hereby, (a) will not constitute a violation of any provision of applicable law in any material respect or any order of any governmental authority applicable to such Pledgor or any of its properties or assets in any material respect, (b) will not violate, conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate, any provision of any indenture, agreement, bond, note or other similar instrument to which such Pledgor is a party or by which such Pledgor or any of its properties or assets are bound, other than where any such violation, conflict, breach, default or termination is not material, and (c) will not result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Pledgor other than pursuant to this Pledge Agreement.

(iii) No authorizations, consents, approvals, registrations or filings from or with any governmental authority or other Person are required for the consummation of the execution, delivery and performance by such Pledgor of this Pledge Agreement and the other documents contemplated hereby which, if not obtained, could, either individually or in the aggregate, reasonably be expected to have a material adverse effect.

(iv) This Pledge Agreement and the other documents contemplated hereby, when executed, will constitute the legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(v) This Pledge Agreement and the other documents contemplated hereby, when executed and delivered and, upon the making of the payment under the Promissory Note, will create and grant to eSpeed, upon the delivery to eSpeed of the certificates representing the Pledged Securities, with appropriate stock powers, a valid and first priority perfected security interests in the Pledged Securities.

(vi) The Pledged Securities are duly authorized and validly issued.

(vii) The Pledgor has good title to the Pledged Securities.

(viii) The Pledged Securities are not subject to any prior Liens, encumbrances or security interests.

(ix) The Pledgor has the right to pledge the Pledged Securities hereunder free and clear of any liens, encumbrances or security interests whatsoever.

(x) There are no pending legal or governmental proceedings to which such Pledgor is a party or to which such Pledgor’s properties is subject which will materially affect the ability of such Pledgor to perform its obligations hereunder.

(xi) Such Pledgor will realize a direct economic benefit as a result of the Promissory Note being made to the Pledgor which are secured hereby.

4. Covenants.

(a) The Pledgor hereby covenants with eSpeed as follows:

(i) The Pledgor shall keep the Pledged Securities free and clear of all security interests, Liens and encumbrances other than the Lien granted hereunder.

5. Voting Rights; Distributions; etc.

(a) Unless and until an event of default shall have occurred and be continuing, pursuant to one day’s notice to Pledgor and an opportunity to cure such default, the Pledgor shall retain all legal and beneficial ownership of the Pledged Shares and shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to the owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof, of the Promissory Note and of the other ancillary documents.

(b) Upon the occurrence and during the continuance of an event of default and notice from eSpeed of such default as set forth above and of the transfer of such rights to eSpeed, all rights of the Pledgor to (i) exercise the voting and/or consensual rights and powers with respect to the Pledged Securities which it is entitled to exercise pursuant to Section 5(a) hereof, and (ii) receive and retain dividends and distributions which the Pledgor would be entitled to receive and retain pursuant to Section 5(a) hereof, if any, shall cease and all such rights shall thereupon become vested in eSpeed, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights; provided, however, that to the extent any governmental consents or filings are required for the exercise by eSpeed of any of the foregoing rights and powers, eSpeed shall refrain from exercising such rights or powers until the making of such required filings, the receipt of such consents and the expiration of all related waiting periods.

6.	Remedies Upon Default.

(a) If an event of default under the Promissory Notes or hereunder shall have occurred and be continuing and shall have been declared by eSpeed as set forth above, eSpeed, in its sole discretion, shall be entitled to retain ownership of the Pledged Securities by transferring such Pledged Securities into its own account or sell the Pledged Securities, or any part thereof, at any public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the eSpeed shall deem appropriate subject to the terms hereof or as otherwise provided in the New York Uniform Commercial Code. eSpeed shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Securities for their own account and not with a view to the distribution or sale thereof, and upon consummation of any such sale the eSpeed shall have the right to assign, transfer, and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor and/or the Company.

(b) eSpeed shall give the Pledgor one days’ written notice of eSpeed’s intention to make any such public or private sale, or sale at any broker’s board or on any such securities exchange, or of any other disposition of the Pledged Securities contemplated by Section 6(a). Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Securities, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as eSpeed may fix and shall state in the notice of such sale. At any such sale, the Pledged Securities, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as eSpeed may (in its sole and absolute discretion) determine. eSpeed shall not be obligated to make any sale of the Pledged Securities if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Securities may have been given. eSpeed may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Securities is made on credit or for future delivery, the Pledged Securities so sold shall be retained by eSpeed until the sale price is paid by the purchaser or purchasers thereof, but eSpeed shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Securities so sold and, in case of any such failure, such Pledged Securities may be sold again upon like notice. At any sale or sales made pursuant to this Section 6, eSpeed may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Pledged Securities offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to eSpeed by the Pledgors or the Company as a credit against the purchase price; and eSpeed, upon compliance with the terms of sale, may hold, retain and dispose of the Pledged Securities without further accountability therefor to the Pledgor or any third party. eSpeed shall in any such sale make no representations or warranties with respect to the Pledged Securities or any part thereof and eSpeed shall not be chargeable with any of the obligations or liabilities of the Pledgors with respect thereto. Each Pledgor hereby agrees that: (i) it will indemnify and hold eSpeed harmless from and against any and all claims with respect to the Pledged Securities arising out of any act of, or omission to act on the part of, any party other than the eSpeed (including, without limitation, any act on the part of a Pledgor or its agents); and (ii) eSpeed shall have no liability or obligation arising out of any such claim. As an alternative to exercising the power of sale herein conferred upon it, eSpeed may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Pledged Securities, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

7. Application of Proceeds of Sale and Cash. The proceeds of any sale of the Pledged Securities sold pursuant to Section 6 hereof shall be applied by eSpeed (in such order as eSpeed shall in its sole discretion determine) to the payment in full of any amounts owing under the Promissory Note and the payment of costs incurred by eSpeed while enforcing its rights pursuant to this Pledge Agreement.

8. eSpeed Appointed Attorney-in-Fact. Upon the occurrence of an event of default and during the continuance of an event of default as set forth above, the Pledgor hereby appoints eSpeed its attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and the pledge of the Pledged Securities hereunder and taking any action and executing any instrument which eSpeed may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, eSpeed shall have the right and power to receive, endorse, and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

9. Financing Statements, Etc. So long as the obligations under the Promissory Notes are outstanding and the security interest hereunder shall not have terminated in accordance with Section 11 hereof, the Pledgor authorizes eSpeed to file such UCC financing statements and any amendments thereto or continuations thereof and agrees to execute and deliver to eSpeed any other documents or instruments and to give such notices as eSpeed may deem necessary or desirable to perfect the lien of eSpeed in the Pledged Securities. If the Pledgor does not execute and deliver to eSpeed any such document or instrument or give such notice within five days after requested by eSpeed, then eSpeed is hereby authorized by such Pledgor to execute such items or give such notice without the signature of the Pledgor, or to execute such items as attorney-in-fact for the Pledgor.

10. Termination. The pledge hereunder shall terminate when all of the obligations under the Promissory Notes shall have been fully paid and performed. At such time eSpeed shall, at the sole and reasonable cost and expense of the Company, assign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Securities (if any) as shall not have been retained by eSpeed or sold or otherwise applied by eSpeed pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by eSpeed, except as to acts of eSpeed or persons claiming through eSpeed.

11. Further Assurances. The Pledgor, at its own expense, will execute and deliver, from time to time, any and all further or other instruments, and perform such acts, as eSpeed may reasonably request to effect the purposes of this Pledge Agreement and to secure to eSpeed, the benefits of all rights, authorities, and remedies conferred upon eSpeed by the terms of this Pledge Agreement.

12. Notices. Notices and other communication provided for herein shall be in writing and shall be delivered or mailed (or in the case of facsimile communication, if by telegram, delivered to the telegraph company and, if by telex, graphic scanning or other telegraphic or facsimile communications equipment of the sending party hereto, delivered by such equipment) to the applicable party at its principal address at 110 East 59th Street, New York, NY 10022 or such other address as shall be designated by such party in a written notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Pledge Agreement shall be deemed to have been given on the fifth Business day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, or upon receipt by such party, if by any telegraphic or facsimile communications equipment, in each case addressed to such party as provided in this Section 12 or in accordance with the latest unrevoked written direction from such party. The failure of any party hereto to provide such courtesy copy shall not be a default or breach hereunder.

13. Non-Waiver of Rights and Remedies. No delay or failure on the part of eSpeed in the exercise of any right or remedy shall operate as a waiver thereof, no single or partial exercise by eSpeed of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy and no course of dealing between the parties shall operate as a waiver of any right or remedy of eSpeed.

14. CHOICE OF LAW. THIS PLEDGE AGREEMENT AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

15. Severability. This Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalidated under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement and the parties hereto agree to negotiate in good faith a provision to replace the ineffective provision, such provision to be as similar in effect and intent as the ineffective provision as permissible.

16. Amendments. This Pledge Agreement may not be amended except by a writing signed by each of the parties hereto.

17. Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the day and year first above written.

ESPEED, INC.

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman, President and Chief Executive Officer

CANTOR FITZGERALD, L.P.

By:	/s/ Douglas R. Barnard
Name:	Douglas R. Barnard
Title:	Chief Financial Officer

[Signature Page to Pledge Agreement dated July 26, 2007

between eSpeed, Inc. and Cantor Fitzgerald, L.P.]